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Putnam Investments

Putnam Global Equity Fund

Summary prospectus

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FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS R	CLASS R6	CLASS Y
	PEQUX	PEQBX	PUGCX	PGLRX	PGLEX	PEQYX

Putnam Global Equity Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 2/28/21, are incorporated by reference into this summary prospectus.

Goal

Putnam Global Equity Fund seeks capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 16 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fee†	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.64%	0.25%	0.24%	1.13%
Class B	0.64%	1.00%	0.24%	1.88%
Class C	0.64%	1.00%	0.24%	1.88%
Class R	0.64%	0.50%	0.24%	1.38%
Class R6	0.64%	N/A	0.10%	0.74%
Class Y	0.64%	N/A	0.24%	0.88%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
†	Management fees are subject to a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the MSCI World Index (ND). For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.69%.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$684	$913	$1,161	$1,871
Class B	$691	$891	$1,216	$2,005
Class B (no redemption)	$191	$591	$1,016	$2,005
Class C	$291	$591	$1,016	$2,201
Class C (no redemption)	$191	$591	$1,016	$2,201
Class R	$140	$437	$755	$1,657
Class R6	$76	$237	$411	$918
Class Y	$90	$281	$488	$1,084

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 62%.

Investments, risks, and performance

Investments

We invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also consider other factors that we believe will cause the stock price to rise. We invest mainly in developed countries, but may invest in emerging markets. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges (for periods ended 12/31/20)

Share class	1 year	5 years	10 years
Class A before taxes	3.79%	8.24%	8.30%
Class A after taxes on distributions	3.65%	8.11%	8.16%
Class A after taxes on distributions and sale of fund shares	2.33%	6.47%	6.77%
Class B before taxes	4.25%	8.42%	8.29%
Class C before taxes	8.29%	8.71%	8.13%
Class R before taxes	9.81%	9.25%	8.67%
Class R6 before taxes*	10.49%	9.96%	9.36%
Class Y before taxes	10.35%	9.80%	9.21%
MSCI World Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)	15.90%	12.19%	9.87%
*	Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

R. Shepherd Perkins
Chief Investment Officer, Equities,
portfolio manager of the fund
since 2011

Jacquelyne Cavanaugh
Portfolio Manager, Analyst, portfolio
manager of the fund since 2019

Walter Scully
Portfolio Manager, Analyst, portfolio
manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, PO Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

NP006 324612 2/21 Putnam Retail Management

Summary Prospectus Supplement	February 28, 2021

Putnam Global Equity Fund
Summary Prospectus dated February 28, 2021

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Equity Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name and investment strategies (collectively, the “Repositioning”), which are subject to shareholder approval of two proposals described below. If shareholders approve those proposals, Putnam Management currently anticipates that the Repositioning would be effective on or about April 1, 2021 (or, if shareholder approval is obtained after April 1, 2021, the first day of the month following shareholder approval) (the “Effective Date”). On the Effective Date, the fund’s name would change to “Putnam Focused International Equity Fund,” the fund would be repositioned from a “global” fund to an “international fund”. The fund would pursue a focused investment strategy expected to result in fewer portfolio holdings and more concentrated positions, and the fund’s principal investment strategies would be changed accordingly. The fund currently has significant U.S. exposure and exposure to a number of countries outside of the United States, but little or no exposure to emerging markets. After the Repositioning, the fund will have little or no U.S. exposure, but significant exposure to countries outside of the United States, including meaningful emerging markets exposure. Upon the Repositioning, the fund also will no longer focus its investments in large- and mid-capitalization companies and instead will invest across all market capitalizations (including in small-capitalization companies).

The first shareholder proposal is to change the fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified.” This change will provide the fund greater flexibility to invest more of its assets in the securities of fewer issuers than it currently does as a diversified fund, consistent with the focused investment strategy it will pursue following the Repositioning. Shareholder approval is required to change the fund from diversified to non-diversified. If shareholders approve this change, the fund will become a non-diversified fund and its fundamental investment policies regarding diversification of investments will be changed to reflect that the fund is non-diversified.

The second shareholder proposal is to approve a new management contract for the fund. The fund’s management contract includes performance fees, which means that the management fee the fund pays reflects the strength or weakness of the fund’s performance compared to the returns of a performance index. The new management contract for the fund will change the fund’s performance index from the MSCI World Index (ND) (a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries, including the United States) to the MSCI ACWI ex USA Index (ND) (a broad international equity index that represents large and mid-cap equity performance across 22 of 23 developed markets countries, excluding the United States, and 26 emerging markets countries). With the exception of the proposed new performance index, which would be implemented on a prospective basis following shareholder approval of the proposed management contract, the fund’s proposed management contract is substantially identical to the fund’s current management contract. Shareholder approval of the proposed management contract is required.

Full descriptions of the proposal to change the fund’s sub-classification from diversified to non-diversified and the proposal to approve a new management contract for the fund are contained in a proxy statement that was mailed in December 2020 to shareholders of record on December 21, 2020 (the “Proxy Statement”). The Proxy Statement also contains additional information about the Repositioning.

Each proposal is contingent upon shareholder approval of the other proposal, and the Repositioning is contingent upon shareholder approval of both proposals. If shareholders do not approve both proposals, the fund would continue to operate as a diversified fund and the fund’s current management contract (and management fee) would remain unchanged. In addition, if shareholders do not approve both proposals, the Repositioning would not proceed, the fund’s name would not be changed, and the fund would continue to invest in accordance with its current investment strategies.

If shareholders approve both proposals, it is expected that the change in the fund’s sub-classification from diversified to non-diversified and the new management contract reflecting the performance index change would take effect on the Effective Date, along with the Repositioning. In realigning its portfolio in connection with the Repositioning, Putnam Management expects that the fund will dispose most of its portfolio holdings. These transactions, which are expected to occur largely in late March 2021, will result in brokerage commissions or other transaction costs. Depending on market conditions at the time, these changes will likely also result in the realization of meaningful capital gains distributable to shareholders, which may be net capital gains taxable as such or short-term capital gains taxable as ordinary income. The fund generally distributes capital gains, if any, each December.

If shareholders approve both proposals, on the Effective Date, the fund’s prospectus will be revised as follows:

• All references in the prospectus to Putnam Global Equity Fund will be deleted and replaced with “Putnam Focused International Equity Fund.”

• The following will replace a similar footnote to the “Management fees” column in the “Annual fund operating expenses” table in the section Fund summary – Fees and expenses:

† Management fees reflect a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the MSCI ACWI ex USA Index (ND) for portions of a performance period after April 1, 2021 and the MSCI World Index (ND) for portions of a performance period prior to April 1, 2021. For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.69%.

• The sub-sections Investments and Risks in the section Fund summary – Investments, risks, and performance will be deleted in their entirety and replaced with the following:

Investments

We invest mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States that we believe have favorable investment potential. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund's equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). We invest in both developed countries and in emerging markets.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also consider other factors that we believe will cause the stock price to rise. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in a limited number of issuers.

Risks

It is important to understand that you can lose money by investing in the fund. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund's performance and lead to losses on your investment in the fund. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound or realize their potential. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it invests in a limited number of issuers or sectors, and the fund may perform poorly as a result of adverse developments affecting those issuers or sectors.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Because the fund currently invests, and may in the future invest, significantly in European and Asian companies, the fund is particularly susceptible to economic, political, regulatory and other events or conditions affecting issuers in Europe and Asia. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Asia includes countries in various stages of economic development, from emerging market economies to the highly developed economy of Japan. Some parts of Asia may be subject to a greater degree of economic, political and social instability than is the case in the United States.

As a non-diversified fund, the fund invests in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as the other securities that were not selected for the fund. We, or the fund's other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The sub-section Performance in the section Fund summary – Investments, risks, and performance will be deleted in its entirety and replaced with the following:

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund's performance year to year and over time. Before April 1, 2021, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Best calendar quarter Q2 2020 22.92% -------------------------------------- Worst calendar quarter Q1 2020 -24.63%

Average annual total returns after sales charges

(for periods ended 12/31/20)

Share class	1 year	5 years	10 years
Class A before taxes	3.79%	8.24%	8.30%
Class A after taxes on distributions	3.65%	8.11%	8.16%
Class A after taxes on distributions and sale of fund shares	2.33%	6.47%	6.77%
Class B before taxes	4.25%	8.42%	8.29%
Class C before taxes	8.29%	8.71%	8.13%
Class R before taxes	9.81%	9.25%	8.67%
Class R6 before taxes*	10.49%	9.96%	9.36%
Class Y before taxes	10.35%	9.80%	9.21%
MSCI ACWI ex USA Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)**	10.65%	8.93%	4.92%
MSCI World Index (ND)-MSCI ACWI ex USA Index (ND) Linked Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends)***	15.90%	12.19%	9.87%

* Performance for class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

** As of April 1, 2021, the MSCI ACWI ex USA Index (ND) (an unmanaged index of equity securities from developed countries (excluding the United States) and emerging countries) replaced the MSCI World Index (ND) (an unmanaged index of equity securities from developed countries) as the benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by the MSCI ACWI ex USA Index (ND) more accurately reflect the types of securities that generally will be held by the fund. The average annual total returns of the MSCI World Index for the one-year, five-year, and ten-year periods ended on December 31, 2020 were 15.90%, 12.19%, and 9.87%, respectively.

*** The MSCI World Index (ND)-MSCI ACWI ex USA Index (ND) Linked Benchmark represents performance of the MSCI World Index (ND) from the inception date of the fund, July 1, 1994, through March 31, 2021 and performance of the MSCI ACWI ex USA Index (ND) from April 1, 2021 forward.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

• The section Fund summary – Your fund’s management will be replaced in its entirety with the following:

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Spencer Morgan

Portfolio Manager, portfolio manager of the fund since 2021

Karan Sodhi

Portfolio Manager, portfolio manager of the fund since 2021

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

__________________________________

The foregoing is not a solicitation of any proxy. For more information regarding the fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (SEC), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found at the SEC’s website at http://www.sec.gov. Please read the proxy statement carefully because it contains important information. The fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the fund’s shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the fund’s proxy statement.

Shareholders should retain this Supplement for future reference.

324884 – 02/21